Sources Of Revenue	12 Months Ended
Dec. 31, 2016
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

13. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient’s ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 apply solely to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company’s Health Care revenue, for the years ended December 31, 2016, 2015 and 2014:

	2016	2015	2014
Medicare program	$5.413.652	$5.058.262	$4.677.053
Private/alternative payors	5.361.158	4.830.401	4.278.847
Medicaid and other government sources	619.419	538.077	433.092
Hospitals	1.018.176	915.184	568.859
Total patient service revenue	$12.412.405	$11.341.924	$9.957.851